SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 11, 1996



                                  CONSECO, INC.

                             State of Incorporation:
                                     Indiana


        Commission File Number                    IRS Employer ID. Number
              No. 1-9250                               No. 35-1468632

                     Address of Principal Executive Offices:
                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032

                                  Telephone No.
                                 (317) 817-6100

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                         CONSECO, INC. AND SUBSIDIARIES




     ITEM 5. OTHER EVENTS. On March 11, 1996, Conseco, Inc. ("Conseco") signed a definitive merger agreement with Life Partners Group, Inc. ("LPG"). Under the merger agreement, LPG would become a wholly owned subsidiary of Conseco. Attached as Exhibits 2.5 and 99.1, are the Agreement and Plan of Merger and the press release reporting such event.

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                         CONSECO, INC. AND SUBSIDIARIES





ITEM 7(c).      EXHIBITS.


2.5 Agreement and Plan of Merger dated as of March 11, 1996 by and among Conseco, Inc., LPG Acquisition Company and Life Partners Group, Inc.

99.1            Press release dated March 12, 1996.




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                         CONSECO, INC. AND SUBSIDIARIES




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: March 14, 1996

                                  CONSECO, INC.




                                  By: /s/ROLLIN M. DICK
                                      -------------------------------
                                      Rollin M. Dick
                                      Executive Vice President
                                       and Chief Financial Officer
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